Exhibit 99.3 / Commissioner’s Order

OFFICE OF THE COMMISSIONER OF INSURANCE	STATE OF WISCONSIN

In the Matter of the Acquisition of Control	FINAL DECISION
Physicians Insurance Company of Wisconsin, Inc. (“PICW”), by	AND ORDER
ProAssurance Corporation (“Applicant”),	Case No. 06-C29893

Petitioners.
Jorge Gomez, Commissioner of Insurance, Presiding

APPEARANCES
For the Office of the
Commissioner of Insurance:	Fred Nepple
General Counsel
125 South Webster Street
Madison, Wisconsin 53702

Tim Vande Hey, Insurance Financial Examiner
Roger A. Peterson, Director of the
Financial Analysis and Examinations Bureau
125 South Webster Street
Madison, Wisconsin 53702

For the Petitioners:	Victor T. Adamo
President
ProAssurance Corporation
100 Brookwood Place
Birmingham, Alabama 35209

Howard H. Friedman
Chief Underwriting Officer
ProAssurance Corporation
100 Brookwood Place
Birmingham, Alabama 35209

Kathryn A. Neville
Vice President and Legal Counsel
ProAssurance Corporation
100 Brookwood Place
Birmingham, Alabama 35209

Jack P. Stephenson
(as counsel for Petitioners)
Burr & Forman LLP
3100 Southtrust Tower
420 North 20th Street
Birmingham, Alabama 35203

Exhibit 99.3 / Commissioner’s Order

Jennifer S. Mirus
(as local counsel for Petitioners)
Boardman, Suhr, Curry & Field, LLP
1 S. Pinckney St., 4th Floor
P.O. Box 927
Madison, Wisconsin 53701-0927

Other appearances:	William T. Montei,
President and Chief Executive Officer
Physicians Insurance
Company of Wisconsin, Inc.
1002 Deming Way,
Madison, Wisconsin 53744-5650

David L. Maurer,
Chief Financial Officer and Treasurer
Physicians Insurance
Company of Wisconsin, Inc.
1002 Deming Way,
Madison, Wisconsin 53744-5650

William J. Toman
Quarles & Brady LLP
One South Pinckney St., Suite 600
Madison, Wisconsin 53703

Jeffrey B. Bartell
Quarles & Brady LLP
One South Pinckney St., Suite 600
Madison, Wisconsin 53703

PRELIMINARY

Pursuant to a Notice of Hearing dated May 1, 2006, a hearing was held at 10:15 a.m. on May 12, 2006, to determine whether the Petitioners’ application for approval of the plan for acquisition of control should be granted. Based on the record, the Commissioner of Insurance makes the following:

FINDINGS OF FACT

(1) ProAssurance Corporation, 100 Brookwood Place, Suite 300, Birmingham, Alabama, is a holding company that is incorporated in State of Delaware (the Petitioner).

Exhibit 99.3 / Commissioner’s Order

(2) Physicians Insurance Company of Wisconsin, Inc., 1002 Deming Way, Madison, Wisconsin is a Wisconsin domestic stock insurance company.

(3) The Petitioner filed with the Office of the Commissioner of Insurance (Commissioner) an application for approval of the acquisition of control of Physicians Insurance Company of Wisconsin, Inc. (the “Change in Control Plan”).

(4) The Petitioners were served with a Notice of Hearing.

(5) The Petitioners fulfilled the filing requirements of s. Ins 40.02, Wis. Adm. Code.

(6) The Change in Control Plan will not violate the law or be contrary to the interest of the insureds of Physicians Insurance Company of Wisconsin, Inc. or of the Wisconsin insureds of any participating nondomestic corporation

(7) Upon the Change in Control Plan becoming effective, Physicians Insurance Company of Wisconsin, Inc. will be able to satisfy the requirements for the issuance of a license to write the lines of insurance for which it is presently licensed.

(8) The effect of the Change in Control Plan will not be to create a monopoly or substantially to lessen competition in any type or line of insurance in Wisconsin.

(9) The financial condition of ProAssurance Corporation individually, and the holding company system controlled by ProAssurance Corporation, taken as a whole, is not likely to jeopardize the financial stability of any domestic or nondomestic insurer participating in or affected by the Change in Control Plan, or to prejudice the interests of their respective Wisconsin policyholders.

(10) There are no plans or proposals to liquidate any participating domestic insurer or any intermediate holding corporation, to sell their respective assets (other than investment portfolio transactions in the ordinary course of business), to consolidate or merge any participating insurer with any other person, or to make any other material change in their respective businesses, corporate structures, or managements other than described in the Change in Control Plan.

(11) The competence and integrity of the persons who will control the operation of the domestic stock insurance corporation, Physicians Insurance Company of Wisconsin, Inc., and its proposed parent, ProAssurance Corporation, are such that it will be in the interest of the policyholders and the public to permit the acquisition of control.

(12) The majority of Wisconsin nursing homes that operate as a single entity with a hospital currently obtain their medical malpractice coverage from PICW. ProAssurance Corporation has committed to causing PICW to continue to offer health care professional liability insurance coverage to hospitals with long-term care beds (“nursing home coverage”) in this state after it completes the proposed acquisition.

Exhibit 99.3 / Commissioner’s Order

CONCLUSION OF LAW

(13) The proposed findings of fact set forth above establish that the requirements of s. 611.72 and chs. 227 and 617, Wis. Stat., and ch. Ins 40, Wis. Adm. Code, have been satisfied and approval of the Change in Control Plan should be granted, subject to the condition that ProAssurance cause PICW to stipulate to an order requiring PICW to continue to offer the nursing home coverage for at least a period of three years.

ORDER

NOW, THEREFORE, based upon the findings of fact and conclusion of law, I hereby order that:

(14) The Petitioners’ request for approval of a plan for acquisition of control as described in the Change in Control Plan is approved provided the PICW stipulates to an order in the form approved by OCI requiring PICW to continue to offer nursing home coverage for a period of at least three years.

NOTICE OF APPEAL INFORMATION

(Notice of rights for rehearing and judicial review,
the times allowed for each, and the identification
of the party to be named as respondent)

The following notice is served on you as part of the Final Decision:

1. Rehearing.

Any person aggrieved by this Final Decision may petition for a rehearing within 20 days after the service of this Final Decision, as provided in s. 227.49, Wis. Stat. A petition for rehearing is not a prerequisite for appeal directly to circuit court through a petition for judicial review.

A petition for rehearing must be filed with the Commissioner at the address below.

2. Judicial Review.

Any person aggrieved by this Final Decision has a right to petition for judicial review of this Final Decision as provided in s. 227.53, Wis. Stat. The petition must be filed in circuit court within 30 days after service of this Final Decision if there has been no petition for rehearing, or within 30 days after service of the order finally disposing of the petition for

Exhibit 99.3 / Commissioner’s Order

rehearing, or within 30 days after the final disposition by operation of law of any petition for rehearing.

A petition for judicial review must be served on, and name as the Respondent:

Commissioner of Insurance, Respondent
Office of the Commissioner of Insurance
P. O. Box 7873
Madison, Wisconsin 53707-7873

A copy of the relevant statutory provisions is attached.

Dated at Madison, Wisconsin, this 17th day of May, 2006.

/s/ Jorge Gomez
Jorge Gomez
Commissioner of Insurance

WISCONSIN STATUTES

At all times material, the relevant parts of s. 227.49, Wis. Stat., read as follows:

 227.49 PETITIONS FOR REHEARING IN CONTESTED CASES. (l) A petition for rehearing shall not be a prerequisite for appeal or review. Any person aggrieved by a final order may, within 20 days after service of the order, file a written petition for rehearing which shall specify in detail the grounds for the relief sought and supporting authorities. An agency may order a rehearing on its own motion within 20 days after service of a final order. . . .

(2) The filing of a petition for rehearing shall not suspend or delay the effective date of the order, and the order shall take effect on the date fixed by the agency and shall continue in effect unless the petition is granted or until the order is superseded, modified, or set aside as provided by law.

(3) Rehearing will be granted only on the basis of:

(a) Some material error of law.

Exhibit 99.3 / Commissioner’s Order

(b) Some material error of fact.

(c) The discovery of new evidence sufficiently strong to reverse or modify the order, and which could not have been previously discovered by due diligence.

(4) Copies of petitions for rehearing shall be served on all parties of record. Parties may file replies to the petition.

(5) The agency may order a rehearing or enter an order with reference to the petition without a hearing, and shall dispose of the petition within 30 days after it is filed. If the agency does not enter an order disposing of the petition within the 30-day period, the petition shall be deemed to have been denied as of the expiration of the 30-day period.

(6) Upon granting a rehearing, the agency shall set the matter for further proceedings as soon as practicable. . . .

At all times material, the relevant part of s. 227.52, Wis. Stat., read as follows:

 227.52 JUDICIAL REVIEW; DECISIONS REVIEWABLE. Administrative decisions which adversely affect the substantial interests of any person, whether by action or inaction, whether affirmative or negative in form, are subject to review as provided in this chapter. . . .

At all times material, the relevant parts of s. 227.53, Wis. Stat., read as follows:

 227.53 PARTIES AND PROCEEDINGS FOR REVIEW. (1) Except as otherwise specifically provided by law, any person aggrieved by a decision specified in s. 227.52 shall be entitled to judicial review thereof as provided in this chapter.

(a) 1. Proceedings for review shall be instituted by serving a petition therefore personally or by certified mail upon the agency or one of its officials, and filing the petition in the office of the clerk of the circuit court for the county where the judicial review proceedings are to be held. . . .

2. Unless a rehearing is requested under s. 227.49, petitions for review under this paragraph shall be served and filed within 30 days after the service of the decision of the agency upon all parties under s. 227.48. If a rehearing is requested under s. 227.49, any party desiring judicial review shall serve and file a petition for review within 30 days after service of the order finally disposing of the application

Exhibit 99.3 / Commissioner’s Order

for rehearing, or within 30 days after the final disposition by operation of law of any such application for rehearing. The 30-day period for serving and filing a petition under this paragraph commences on the day after personal service or mailing of the decision by the agency.
. . .

(b) The petition shall state the nature of the petitioner's interest, the facts showing that petitioner is a person aggrieved by the decision, and the grounds specified in s. 227.57 upon which petitioner contends that the decision should be reversed or modified. . . .

(c) A copy of the petition shall be served personally or by certified mail or, when service is timely admitted in writing, by first class mail, not later than 30 days after the institution of the proceeding, upon each party who appeared before the agency in the proceeding in which the decision sought to be reviewed was made or upon the party's attorney of record. . .

(d) The agency . . . and all parties to the proceeding before it, shall have the right to participate in the proceedings for review. . .